EXECUTION COPY

MASTER SERVICING AGREEMENT

among

WACHOVIA EDUCATION FINANCE INC.,

as Master Servicer,

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrator,

WACHOVIA STUDENT LOAN TRUST 2005-1,

as Issuer,

CHASE BANK USA, NATIONAL ASSOCIATION,

not in its individual capacity

but solely as Eligible Lender Trustee

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

not in its individual capacity

but solely as Indenture Trustee

Dated as of October 31, 2005

TABLE OF CONTENTS

Page

ARTICLE I

Section 1.1.

Definitions and Usage

1

ARTICLE II

Section 2.1.

Custody of Trust Student Loan Files

1

Section 2.2.

Duties of Master Servicer as Custodian

2

Section 2.3.

Maintenance of and Access to Records

3

Section 2.4.

Release of Documents

3

Section 2.5.

Instructions; Authority to Act

3

Section 2.6.

Schedule of Trust Student Loans

3

Section 2.7.

Effective Period and Termination

4

ARTICLE III

Section 3.1.

Duties of Master Servicer

4

Section 3.2.

Collection of Trust Student Loan Payments.

6

Section 3.3.

Realization upon Trust Student Loans

7

Section 3.4.

No Impairment

7

Section 3.5.

Purchase of Trust Student Loans; Reimbursement.

7

Section 3.6.

Master Servicing Fee; Fees of Sub-Servicers

10

Section 3.7.

Access to Certain Documentation and Information Regarding Trust Student

Loans

10

Section 3.8.

Master Servicer Expenses

10

Section 3.9.

Appointment of Sub-servicer

11

Section 3.10.

Reports

11

Section 3.11.

Covenants and Agreements of the Issuer, Administrator, Eligible Lender

Trustee and Master Servicer

12

Section 3.12.

Special Programs

13

Section 3.13.

Financial Statements

13

Section 3.14.

Insurance

13

Section 3.15.

Administration Agreement

13

Section 3.16.

Lender Identification Number

13

Section 3.17.

Privacy and Information Security Provisions

14

ARTICLE IV

Section 4.1.

Representations of Master Servicer

14

Section 4.2.

Indemnities of Master Servicer

16

Section 4.3.

Merger or Consolidation of, or Assumption of the Obligations of, Master

Servicer

16

Section 4.4.

Limitation on Liability of Master Servicer

17

Section 4.5.

Wachovia Education Finance Inc. Not to Resign as Master Servicer

17

ARTICLE V

Section 5.1.

Master Servicer Default

18

Section 5.2.

Appointment of Successor.

19

Section 5.3.

Notification to Noteholders

20

Section 5.4.

Waiver of Past Defaults

20

ARTICLE VI

Section 6.1.

Amendment

20

Section 6.2.

Notices

22

Section 6.3.

Counterparts

23

Section 6.4.

Entire Agreement; Severability

23

Section 6.5.

Governing Law

23

Section 6.6.

Relationship of Parties

23

Section 6.7.

Captions

23

Section 6.8.

Nonliability of Directors, Officers and Employees of Master Servicer, the

Eligible Lender Trustee, the Indenture Trustee and the Administrator

23

Section 6.9.

Assignment

24

Section 6.10.

Limitation of Liability of Eligible Lender Trustee and Indenture Trustee.

24

Attachment A  Schedule of Fees

Attachment B  Master Servicer Locations

Attachment C  Reports

Attachment D  Trust Student Loan Schedule

Appendix A

Definitions and Usage

MASTER SERVICING AGREEMENT

Wachovia Education Finance Inc. (in such capacity, the “Master Servicer”), a Delaware corporation, hereby agrees with (i) Wachovia Student Loan Trust 2005-1 (the “Issuer”), (ii) Chase Bank USA, National Association, a national banking association, not in its individual capacity but solely in its capacity as eligible lender trustee (the “Eligible Lender Trustee”) under a trust agreement dated as of November 2, 2005 between Wachovia Education Loan Funding LLC and the Eligible Lender Trustee, as amended and restated by an amended and restated trust agreement dated as of November 29, 2005 (the “Trust Agreement”) among Wachovia Education Loan Funding LLC, the Eligible Lender Trustee and Wachovia Bank, National Association, as administrator (the “Administrator”), (iii) the Administrator and (iv) Wells Fargo Bank, National Association, not in its individual capacity but solely in its capacity as the indenture trustee (the “Indenture Trustee”) under an indenture dated as of November 29, 2005 (the “Indenture”) among the Issuer, the Eligible Lender Trustee and the Indenture Trustee, as follows:

WHEREAS, the Eligible Lender Trustee will acquire certain education loans to be held in the trust formed pursuant to the Trust Agreement;

WHEREAS, the Issuer will issue notes (the “Notes”) pursuant to the Indenture, which Notes are payable from the assets of the Issuer; and

WHEREAS, the Issuer, the Administrator and the Eligible Lender Trustee desire the Master Servicer to service the education loans held by the Eligible Lender Trustee on behalf of the Issuer, and the Master Servicer is willing to service those education loans for the Issuer, the Administrator, the Eligible Lender Trustee and the Indenture Trustee.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Section 1.1.

Definitions and Usage.  Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

ARTICLE II

Section 2.1.

Custody of Trust Student Loan Files.  To assure uniform quality in servicing the Trust Student Loans and to reduce administrative costs, the Issuer hereby revocably appoints the Master Servicer, and the Master Servicer hereby accepts such appointment, to act (directly or through the sub-servicers or, if applicable, third-party sub-custodians, on behalf of the Master Servicer) for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments (collectively, the “Trust Student Loan Files”), to the extent of the Trust Student Loans evidenced thereunder, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer with respect to each Trust Student Loan:

(a)

the original or true and exact copy of the fully executed promissory note (or all electronic records evidencing the same) evidencing the Trust Student Loan, unless such promissory note is in the possession of a Guarantor; and

(b)

any and all other documents and computerized records that the Master Servicer shall (directly or through the sub-servicers or, if applicable, third-party sub-custodians, on behalf of the Master Servicer) keep on file in paper, electronic or other format, in accordance with its customary procedures, relating to such Trust Student Loan or any obligor with respect thereto.

Notwithstanding the foregoing, and without releasing the Master Servicer from its duties and obligations hereunder, for so long as Wachovia Education Finance Inc., or an Affiliate thereof, is the Master Servicer hereunder, the Master Servicer shall (and in all other cases, may) appoint one or more sub-servicers or third-party sub-custodians to act as “custodian” on behalf of the Issuer and the Indenture Trustee (but at the direction of the Master Servicer) with respect to the Trust Student Loans the applicable sub-servicer is servicing or the applicable sub-custodian is holding, in each case consistent with the terms of this Article II, and all references to the Master Servicer, as custodian shall be read to apply to such sub-servicer or third-party sub-custodian acting as custodian pursuant to this Agreement and the related sub-servicing agreement or sub-custodian agreement; and, provided, further, that if Wachovia Education Finance Inc.  is the Master Servicer, the Master Servicer shall not replace such sub-servicer or third-party sub-custodian unless and until a successor sub-servicer or third-party sub-custodian, as the case may be, assumes the role of “custodian” on behalf of the Issuer and the Indenture Trustee with respect to all the Trust Student Loans it will be servicing.  Notwithstanding the foregoing, the Master Servicer shall be responsible hereunder for any breaches by any sub-servicer or third-party sub-custodian of its obligations as custodian hereunder.

Section 2.2.

Duties of Master Servicer as Custodian.  The Master Servicer shall (or shall cause the applicable sub-servicers or third-party sub-custodians to) hold the Trust Student Loan Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Trust Student Loan File as shall enable the Issuer to comply with this Agreement.  In performing its duties as custodian the Master Servicer shall (or shall cause the applicable sub-servicers or third-party sub-custodians to)  act with reasonable care, using that degree of skill and attention that the Master Servicer (or such sub-servicer or third-party sub-custodian) exercises with respect to the student loan files relating to similar student loans that it services and shall ensure that it fully complies with all applicable Federal and State laws, including the Higher Education Act, with respect thereto.  The Master Servicer shall (or shall cause the applicable sub-servicers or third-party sub-custodians to) take all actions necessary with respect to the Trust Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in order to enable the Issuer or the Indenture Trustee to verify the accuracy of the Master Servicer’s (or such sub-servicer’s or third-party sub-custodian’s) record keeping with respect to the Master Servicer’s (or such sub-servicer’s or third-party sub-custodian’s) obligations as custodian hereunder.  The Master Servicer shall (or shall cause the applicable sub-servicers or third-party sub-custodians to) promptly report to the Issuer, the Administrator and the Indenture Trustee any material failure on its part (or on the part of a sub-servicer or a third-party sub-custodian) to hold the Trust Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure.  Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Eligible Lender Trustee or the Indenture Trustee of the Trust Student Loan Files.  If in the reasonable judgment of the Indenture Trustee it is necessary to preserve the interests of the Noteholders and the Trust in the Trust Student Loans or at the request of the Administrator, the Master Servicer shall (or cause each sub-servicer or third-party sub-custodian to) transfer physical possession of the notes evidencing the Trust Student Loans (or all electronic records evidencing the same) to the Indenture Trustee or any other custodian for either of them designated by the Indenture Trustee.

Section 2.3.

Maintenance of and Access to Records.  The Master Servicer shall (or shall cause the applicable sub-servicers or third-party sub-custodians to)  maintain each Trust Student Loan File at one of its offices (or the offices of the applicable sub-servicer or third-party sub-custodian) specified in Attachment B to this Agreement or at such other office as shall be specified by written notice to the Issuer and the Indenture Trustee not later than 60 days after any change in location.  Upon reasonable prior notice, the Master Servicer shall (or shall cause the applicable sub-servicers or third-party sub-custodians to) make available to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Trust Student Loan Files and the related accounts, records and computer systems maintained by the Master Servicer (or such sub-servicer or third-party sub-custodian) at such times during normal business hours as the Issuer or the Indenture Trustee shall reasonably instruct.

Section 2.4.

Release of Documents.  Upon written instruction from the Administrator on behalf of the Indenture Trustee, the Master Servicer shall (or shall cause the applicable sub-servicer or third-party sub-custodian to) release any Trust Student Loan File to the Administrator on behalf of the Indenture Trustee or the agent or designee of the Administrator on behalf of the Indenture Trustee at such place or places as the Administrator on behalf of the Indenture Trustee may reasonably designate, as soon as practicable.  The Administrator on behalf of the Indenture Trustee shall cooperate with the Master Servicer (or the applicable sub-servicer) to provide the Master Servicer (or such sub-servicer) with access to the Trust Student Loan Files in order for the Master Servicer (or such sub-servicer) to continue to service the Trust Student Loans after the release of the Trust Student Loan Files.  In the event the Master Servicer (or such sub-servicer) is not provided access to the Trust Student Loan Files, the Master Servicer shall not be deemed to have breached its obligations pursuant to Section 3.1, 3.2, 3.3 or 3.4 if it is unable to perform such obligations due to its inability to have access to the Trust Student Loans Files.  The Master Servicer shall not be liable for any losses with respect to the servicing of such Trust Student Loans arising after the release of the related Trust Student Loan Files to the extent the losses are attributable to the Master Servicer’s (or such sub-servicer’s) inability to have access to the related Trust Student Loan Files.

Section 2.5.

Instructions; Authority to Act.  The Master Servicer shall be deemed to have received proper instructions with respect to the Trust Student Loan Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

Section 2.6.

Schedule of Trust Student Loans.  Attachment D hereto shall indicate by name any sub-servicer who has been appointed by the Master Servicer to service, on behalf of the Master Servicer, each group of Trust Student Loans.  Each such schedule shall also indicate whether a sub-servicer or third-party sub-custodian is in possession of the related Trust Student Loan File.  Such indication may be amended by the Master Servicer, from time to time, to replace the name of the applicable sub-servicer or third-party sub-custodian, in accordance with the provisions of this Agreement relating to the servicing of the Trust Student Loans.

Section 2.7.

Effective Period and Termination.  Wachovia Education Finance Inc.’s appointment as custodian shall become effective as of the Closing Date and shall continue in full force and effect for so long as Wachovia Education Finance Inc. shall remain the Master Servicer hereunder.  If Wachovia Education Finance Inc. or any successor Master Servicer shall resign as Master Servicer in accordance with the provisions of this Agreement or if all the rights and obligations of Wachovia Education Finance Inc. or any such successor Master Servicer shall have been terminated under Section 5.1, the appointment of Wachovia Education Finance Inc. or such successor Master Servicer as custodian shall be terminated simultaneously with the effectiveness of such resignation or termination.  On or prior to the effective date of any resignation or termination of such appointment, the Master Servicer shall (or shall cause the applicable sub-servicer or third-party sub-custodian to) deliver the Trust Student Loan Files to the successor Master Servicer, the Indenture Trustee or the Indenture Trustee’s agent, at the direction of the Indenture Trustee, at such place or places as the Indenture Trustee may reasonably designate.  In establishing an effective date for the termination of the Master Servicer as custodian of the Trust Student Loan Files, the parties shall provide for a reasonable period for the Master Servicer (or the applicable sub-servicers or third-party sub-custodians) to deliver the Trust Student Loan Files to its designated successor.

ARTICLE III

Section 3.1.

Duties of Master Servicer.  The Master Servicer, for the benefit of the Issuer (to the extent provided herein), shall (or shall cause the applicable sub-servicers to) manage, service, administer and make collections on the Trust Student Loans with reasonable care, using that degree of skill and attention that the Master Servicer (or such sub-servicer) exercises with respect to similar student loans that it services, beginning on the Closing Date until the Trust Student Loans are paid in full.  Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Master Servicer shall (or shall cause the applicable sub-servicers to) manage, service, administer and make collections with respect to the Trust Student Loans (including the collection of any Interest Subsidy Payments and Special Allowance Payments on behalf of the Eligible Lender Trustee) in accordance with, and otherwise comply with, all applicable Federal and state laws, including all applicable rules, regulations and other requirements of the Higher Education Act and the applicable Guarantee Agreements, the failure to comply with which would adversely affect the eligibility of one or more of the Trust Student Loans for Federal reinsurance or Interest Subsidy Payments or Special Allowance Payments or one or more of the Trust Student Loans for receipt of Guarantee Payments.

The Master Servicer’s duties (or the duties of the applicable sub-servicers on behalf of the Master Servicer) shall include, but shall not be limited to, collection and posting of all payments, responding to inquiries of borrowers on such Trust Student Loans, monitoring borrowers’ status, making required disclosures to borrowers, performing due diligence with respect to borrower delinquencies, sending payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly statements with respect thereto to the Administrator and the Issuer.  The Master Servicer shall (or shall cause the applicable sub-servicer to) follow its customary standards, policies and procedures in performing its duties as Master Servicer (or sub-servicer, as the case may be).  Without limiting the generality of the foregoing, the Master Servicer is authorized and empowered to execute and deliver (and may cause the applicable sub-servicer to execute and deliver), on behalf of itself, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, and the Noteholders or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Trust Student Loans; provided, however, that the Master Servicer agrees that it will not (nor will permit a sub-servicer to) (a) permit any rescission or cancellation of a Trust Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Eligible Lender Trustee and the Indenture Trustee provided, however, that the Master Servicer may write off any delinquent Trust Student Loan if the remaining balance of the borrower’s account is less than $50 or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Trust Student Loan except pursuant to any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of Student Loans; provided further, that the Master Servicer shall not agree (nor shall it permit any sub-servicer to agree) to any reduction of yield with respect to any Trust Student Loan (either by reducing borrower payments or reducing principal balance) except as permitted in accordance with Section 3.12 or otherwise if, and to the extent, any Excess Distribution Certificateholder, the Depositor, the Master Servicer or the Administrator reimburses the Issuer in an amount sufficient to offset any such effective yield reduction made by the Master Servicer consistent with such customary servicing procedures as it follows with respect to comparable student loans which serviced by the Master Servicer and owned by the Master Servicer or any of its Affiliates.  The Eligible Lender Trustee, on behalf of the Issuer, hereby grants a power of attorney and all necessary authorization to the Master Servicer to (or to cause the applicable sub-servicers to) sign endorsements of the notes relating to the Trust Student Loans on behalf of the Eligible Lender Trustee in connection with conveyances pursuant to Section 3.5 and Section 3.11(E) and (F) hereof and to maintain any and all collection procedures with respect to the Trust Student Loans, including filing, pursuing and recovering claims with the Guarantors for Guarantee Payments and with the Department for Interest Subsidy Payments and Special Allowance Payments and taking any steps to enforce such Trust Student Loans such as commencing a legal proceeding to enforce a Trust Student Loan in the names of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, and the Noteholders; provided, however, that the Master Servicer shall not (a) commence any legal proceeding in the Eligible Lender Trustee’s name without indicating the Master Servicer’s representative capacity or (b) make any filing with any governmental authority for purposes of causing the Eligible Lender Trustee to be registered to do business in any State.  The Eligible Lender Trustee shall upon the written request of the Master Servicer furnish the Master Servicer (or at the written direction of the Master Servicer, the related sub-servicer) with any other powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer (or the related sub-servicer) to carry out its servicing and administrative duties hereunder (or under the related sub-servicing agreement).

During the Consolidation Loan Add-On Period, the Master Servicer shall (or shall cause the related sub-servicer to), upon receiving a Request to Add Loans to a Federal Consolidation Loan (Federal Family Education Loan Program) cause the Paying Agent to remit payment for such Add-On Consolidation Loan(s) to the applicable lender(s) in an amount equal to the outstanding principal balance of such Add-On Consolidation Loan(s), plus accrued and unpaid interest, if any, to the extent of sufficient amounts on deposit in the Add-On Consolidation Loan Account.  The Master Servicer shall also cause the related Schedule of Trust Student Loans to be revised to reflect the addition of any Add-On Consolidation Loans to the Trust Estate.

Notwithstanding the foregoing, and without releasing the Master Servicer from its duties and obligations hereunder, the Master Servicer has appointed ACS Education Services, Inc.  (“ACS”) and The Pennsylvania Higher Education Assistance Agency, doing business nationally as American Education Services (“AES”) as sub-servicers and may appoint one or more additional sub-servicers to act as “sub-servicers” on its behalf with respect to the Trust Student Loans each such sub-servicer is sub-servicing, in each case consistent with the terms of this Article III and any other provision of this Agreement, and all references to the Master Servicer shall be read to apply to each sub-servicer acting on behalf of the Master Servicer.  In addition, the Master Servicer may, in the event that a sub-servicer has been terminated or is no longer servicing the Trust Student Loans, perform the servicing functions required hereunder for up to 180 days, or a longer period of time if the Rating Agency Condition is met.

Section 3.2.

Collection of Trust Student Loan Payments.

A.

The Master Servicer shall (or shall cause the applicable sub-servicer to) make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Trust Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to similar student loans that it services.  The Master Servicer shall (or shall cause the applicable sub-servicer to) allocate collections with respect to the Trust Student Loans between principal, interest and fees in accordance with Section 2.5 of the Administration Agreement.  The Master Servicer (or at the direction of the Master Servicer, the related sub-servicer) may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Trust Student Loan.  The Master Servicer may, at its option, retain any late payment charges that it (or any related sub-servicer) collects.

B.

The Master Servicer shall (or shall cause the applicable sub-servicer to) make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Trust Student Loans as and when the same shall become due and payable, shall (or shall cause the applicable sub-servicer to) comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to comparable guarantee agreements and student loans that it services. In connection therewith, the Master Servicer is hereby authorized and empowered (or at the direction of the Master Servicer, the related sub-servicer is authorized and empowered) to convey to any Guarantor the note and the related Trust Student Loan File representing any Trust Student Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement.  All amounts so collected by the Master Servicer (and the sub-servicers) shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account or transferred to the Administrator in accordance with Section 2.4 of the Administration Agreement.  The Eligible Lender Trustee shall, upon the written request of the Master Servicer, furnish the Master Servicer (or at the direction of the Master Servicer, the related sub-servicer) with any power of attorney and other documents necessary or appropriate to enable the Master Servicer (or the related sub-servicer) to convey such documents to any Guarantor and to make such claims.

C.

The Master Servicer on behalf of the Eligible Lender Trustee shall (or shall cause the applicable sub-servicers to), on behalf of the Issuer, make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Trust Student Loans as and when the same shall become due and payable, shall (or shall cause the sub-servicers to) comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as the Master Servicer follows with respect to similar student loans that it services.  All amounts so collected by the Master Servicer (and the sub-servicers) shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account or transferred to the Administrator in accordance with Section 2.4 of the Administration Agreement.  In connection therewith, the Master Servicer shall (or shall cause the applicable sub-servicers to) prepare and file with the Department on a timely basis all claims forms and other documents and filings necessary or appropriate in connection with the claiming of Interest Subsidy Payments and Special Allowance Payments on behalf of the Eligible Lender Trustee and shall otherwise assist the Eligible Lender Trustee in pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department.  The Eligible Lender Trustee shall upon the written request of the Master Servicer furnish the Master Servicer (or at the direction of the Master Servicer, the related sub-servicer) with any power of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer (or the related sub-servicer) to prepare and file such claims forms and other documents and filings.

Section 3.3.

Realization upon Trust Student Loans.  For the benefit of the Issuer, the Master Servicer shall (or shall cause the applicable sub-servicer to) use reasonable efforts consistent with its customary servicing practices and procedures that it utilizes with respect to comparable student loans that it services and including all efforts that may be specified under the Higher Education Act or Guarantee Agreement in its servicing of any delinquent Trust Student Loans.

Section 3.4.

No Impairment.  The Master Servicer shall not (nor shall it permit the applicable sub-servicer to) impair the rights of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, or Noteholders in such Trust Student Loans.

Section 3.5.

Purchase of Trust Student Loans; Reimbursement.

A.

The Master Servicer (or the applicable sub-servicer on its behalf), the Administrator, the Eligible Lender Trustee and the Indenture Trustee shall give notice to the other parties promptly, in writing, upon the discovery of any breach of the provisions of Section 3.1, 3.2, 3.3 or 3.4 which has a material adverse effect on the interest of the Issuer.  In the event of such a material breach which is not curable by reinstatement of the Guarantor’s guarantee of such Trust Student Loan, the Master Servicer shall purchase the affected Trust Student Loan not later than 210 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan.  In the event of a material breach with respect to such Trust Student Loan which is curable by reinstatement of the Guarantor’s guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, the Master Servicer shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period.  The purchase price hereunder will be the unpaid principal amount of such Trust Student Loan plus accrued and unpaid interest (calculated using the applicable percentage that would have been insured pursuant to Section 428(b)(1)(G) of the Higher Education Act) plus an amount equal to all forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan.  In consideration of the purchase of any such Trust Student Loan pursuant to this Section 3.5, the Master Servicer shall remit the Purchase Amount to the Administrator in the manner and at the time specified in Section 2.6 of the Administration Agreement. Any breach that relates to compliance with the requirements of the Higher Education Act or of the applicable Guarantor but that does not affect such Guarantor’s obligation to guarantee payments of a Trust Student Loan will not be considered to have a material adverse effect for purposes of this Section 3.5A.

B.

In addition, if any breach of Section 3.1, 3.2, 3.3 or 3.4 by the Master Servicer does not trigger such purchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of the Issuer to repay such interest to a Guarantor), or the loss (including any obligation of the Issuer to repay to the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then the Master Servicer shall reimburse the Issuer in an amount equal to the sum of all such nonguaranteed interest amounts that would have been owed to the Issuer by the Guarantor but for such breach by the Master Servicer (or a sub-servicer acting on its behalf) and such forfeited Interest Subsidy Payments or Special Allowance Payments by netting such sum against the Master Servicing Fee payable to the Master Servicer for such period and remitting any additional amounts owed in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor’s final refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where the Master Servicer (or the related sub-servicer) reasonably believes such amounts are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor’s refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments.  At the time such payment is made, the Master Servicer shall not be required to reimburse the Issuer for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

C.

Anything in this Section 3.5 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and finally rejected by a Guarantor or with respect to which the Master Servicer (or the related sub-servicer) determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by the Master Servicer (or a sub-servicer acting on its behalf), the Depositor, Wachovia Education Finance Inc. or Wachovia Bank, National Association, exceeds 1% of the Pool Balance, the Master Servicer, the Depositor, Wachovia Education Finance Inc. or Wachovia Bank, National Association, as appropriate, shall purchase, within 30 days of a written request of the Eligible Lender Trustee or Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance.  The Trust Student Loans to be purchased by the Master Servicer, Wachovia Education Finance Inc. or Wachovia Bank, National Association, or reacquired by the Depositor, pursuant to the preceding sentence shall be based on the date of final claim rejection (or date of notice referred to in the first sentence of this Section 3.5) with the Trust Student Loans with the earliest such date to be purchased or reacquired first.

D.

In lieu of repurchasing Trust Student Loans pursuant to this Section 3.5, the Master Servicer may, at its option, with the prior consent of the Administrator, arrange for the substitution of Student Loans which are substantially similar as of the date of substitution on an aggregate basis to the Trust Student Loans for which they are being substituted with respect to the following characteristics:

(1)

status (i.e., in-school, grace, deferment, forbearance or repayment),

(2)

program type (i.e., unsubsidized or subsidized Consolidation Loans (pre-1993 vs. post-1993)),

(3)

total return,

(4)

principal balance, and

(5)

remaining term to maturity; provided that, none of the substituted Student Loans shall have a maturity date later than six months prior to the Class B Maturity Date.

In addition, each substituted Student Loan shall comply, as of the date of substitution, with the representations and warranties made by the Depositor in the Contribution Agreement and WEF and Wachovia Bank in their respective Purchase Agreements.  In choosing Student Loans to be substituted pursuant to this subsection D, the Master Servicer shall make a reasonable determination that the Student Loans to be substituted will not have a material adverse effect on the Noteholders.

In the event the Master Servicer elects to substitute Student Loans pursuant to this Section 3.5 and the Administrator consents to such substitution, the Master Servicer will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Student Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted.  The Master Servicer shall also remit to the Administrator an amount equal to all nonguaranteed interest amounts that would have been owed to the Issuer by the Guarantor but for the breach of the Master Servicer (or the related sub-servicer) and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement.

E.

The sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Noteholders with respect to a breach pursuant to Section 3.1, 3.2, 3.3 or 3.4 shall be to require the Master Servicer to purchase Trust Student Loans, to reimburse the Issuer as provided above or to substitute Student Loans pursuant to this Section.

F.

The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 3.5.

G.

The Master Servicer (or the related sub-servicer) shall not be deemed to have breached its obligations pursuant to Section 3.1, 3.2, 3.3 or 3.4 if it is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters).  The Master Servicer shall (or shall cause the applicable sub-servicer to) diligently perform its duties under this Agreement as soon as practicable following the termination of such interruption of business.

Section 3.6.

Master Servicing Fee; Fees of Sub-Servicers.  The Master Servicing Fee for each calendar month shall be equal to the amounts determined by reference to the schedule of fees attached hereto as Attachment A.  The Master Servicer will be solely responsible for all compensation due to the sub-servicers for the performance of their respective obligations under the sub-servicing agreements.  Each sub-servicer will be paid directly by the Master Servicer for services rendered under each sub-servicing agreement.

Section 3.7.

Access to Certain Documentation and Information Regarding Trust Student Loans.  Upon reasonable prior notice, the Master Servicer shall (or shall cause the sub-servicers or third-party sub-custodian to) provide to the Administrator and its agents access to the Trust Student Loan Files and shall permit the Administrator to examine and make copies of, and abstracts from, the records and books of account of the Master Servicer (and the applicable sub-servicers) relating to the Trust Student Loans and shall permit the Administrator to undertake periodic site reviews of the Master Servicer’s (and the applicable sub-servicer’s) operations relating to the servicing of the Trust Student Loans (including on the premises of any agent of the Master Servicer or any sub-servicer).  Reasonable access shall be afforded to the Administrator without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Master Servicer (or the applicable sub-servicers).  Nothing in this Section shall affect the obligation of the Master Servicer (or the applicable sub-servicer on its behalf) to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer (or the applicable sub-servicer) to provide access to information as a result of such obligation shall not constitute a breach of this Section.

Section 3.8.

Master Servicer Expenses.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Master Servicer and expenses incurred in connection with distributions and reports to the Administrator.  Notwithstanding anything to the contrary contained herein, the Master Servicer may, at its option, (or at the direction of the Master Servicer, the applicable sub-servicer may) collect fees from the Borrowers in connection with sending payment histories and amortization schedules to Borrowers, faxing documents to Borrowers, providing credit reference letters to Borrowers, providing a “speed pay” payment option to Borrowers and for other similar optional services requested by a Borrower and may retain such fees.  The Master Servicer may also, at its option, (or at the direction of the Master Servicer, the applicable sub-servicer may) collect fees from Borrowers for returned check processing or other insufficient fund transactions and may assess such fees from the Borrower’s Trust Student Loan payment and, subject to Section 3.2 hereof and Section 2.5 of the Administration Agreement, retain such fees.

Section 3.9.

Appointment of Sub-servicer.  The Master Servicer may at any time, upon the written consent of the Administrator, appoint one or more sub-servicers to perform all or any portion of its obligations as Master Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection therewith; provided, further, that the Master Servicer shall remain obligated and be liable to the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Noteholders for the servicing and administering of the Trust Student Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such sub-servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Trust Student Loans.  The fees and expenses of each sub-servicer shall be as agreed between the Master Servicer and such sub-servicer from time to time and none of the Issuer, the Eligible Lender Trustee, the Indenture Trustee or the Noteholders shall have any responsibility therefor.  With respect to satisfying the Rating Agency Condition referred to above, the term “sub-servicer” shall be deemed not to include systems providers, systems developers or systems maintenance contractors, collection agencies, credit bureaus, lock box providers, mail service providers and other similar types of service providers.  The parties hereto hereby acknowledge and consent to the appointment of ACS and AES as the initial sub-servicers (and custodians of the Trust Student Loans each such sub-servicer is servicing) pursuant to the sub-servicing agreements entered into by the Master Servicer and the applicable sub-servicers and acknowledge that the requirements of this Section 3.9 are deemed to have been met with respect to ACS and AES.

Section 3.10.

Reports.  With respect to Trust Student Loans, the Master Servicer shall (or shall cause the applicable sub-servicers to) prepare reports and data and furnish the following information to the Issuer, the Administrator, the Eligible Lender Trustee, the Indenture Trustee and the Paying Agent, unless otherwise noted, at the specified times:

(a)

The reports and data listed in Attachment C, at the times indicated in the attachment;

(b)

Within 30 days following the end of each calendar quarter, to the Department, owner’s request for interest and Special Allowance Payments (ED 799);

(c)

To credit bureaus selected by Master Servicer (or the applicable sub-servicer), credit bureau reporting in accordance with the Higher Education Act;

(d)

At any time the Eligible Lender Trustee or the Indenture Trustee, as the case may be, shall have reasonable grounds to believe that such request would be necessary in connection with its performance of its duties under Basic Documents, and within five Business Days of receipt of a request therefor, the Master Servicer shall (or shall cause the applicable sub-servicers to) furnish to the Eligible Lender Trustee or to the Indenture Trustee a list of all Trust Student Loans (by borrower loan identification number, type and outstanding principal balance) and within fifteen Business Days of a request therefor, the Master Servicer shall (or shall cause the applicable sub-servicers to) furnish to the Eligible Lender Trustee or to the Indenture Trustee any additional information requested relating to the Trust Student Loans; and

(e)

From time to time as may be reasonably requested, reports and data providing additional information on the Trust Student Loans.

Section 3.11.

Covenants and Agreements of the Issuer, Administrator, Eligible Lender Trustee and Master Servicer.  The Issuer, the Administrator, the Master Servicer and the Eligible Lender Trustee each agree that:

A.

Any payment and any communications received at any time by the Issuer, Administrator and the Eligible Lender Trustee with respect to a Trust Student Loan shall be immediately transmitted to the Master Servicer (and the applicable sub-servicer).  Such communications shall include, but not be limited to, requests or notices of loan cancellation, notices of borrower disqualification, letters, changes in address or status, notices of death or disability, notices of bankruptcy and forms requesting deferment of repayment or forbearance.

B.

The Master Servicer (or the sub-servicers) may change any part or all of its equipment, data processing programs and any procedures and forms in connection with the services performed hereunder (or under the applicable sub-servicing agreements) so long as the Master Servicer (or the applicable sub-servicer) continues to service the Trust Student Loans in conformance with the requirements herein.

C.

The Eligible Lender Trustee will furnish the Master Servicer (and the related sub-servicer) with a copy of any and all Guarantee Agreements relating to the Trust Student Loans serviced hereunder.

D.

So long as WEF is the Master Servicer (or an Affiliate of WEF is the successor Master Servicer), the Master Servicer may send marketing or informational material provided to borrowers of loans owned by the Master Servicer or any of its Affiliates to a borrower of a Trust Student Loan.

E.

The Master Servicer may, in its discretion, (or at the direction of the Master Servicer, the related sub-servicer may) if requested by a borrower of a Trust Student Loan, arrange for the transfer of such Trust Student Loan to another lender which holds another student loan of such borrower and accept proceeds in satisfaction of such Trust Student Loan in an amount not less than the Purchase Amount.

F.

The Master Servicer shall (or shall cause the applicable sub-servicer to) arrange for the transfer of a Trust Student Loan to WEF or Wachovia Bank, as applicable, upon receipt by the Master Servicer (or the applicable sub-servicer) of an executed consolidation loan application from the borrower of the related Trust Student Loan or a request from the borrower to add additional loans to such Trust Student Loan as permitted under the Higher Education Act for a consolidation loan to be made by or on behalf of WEF or Wachovia Bank and accept proceeds in satisfaction of such Trust Student Loan in an amount not less than the Purchase Amount.

G.

In the event that the Secretary of Education revokes a sub-servicer’s exceptional performer status on a retroactive basis and if the Secretary of Education or the relevant Guarantor makes a demand upon the Trust for reimbursement of any amount previously paid by the relevant Guarantor to the Trust during such retroactive period in excess of the amount which shall have been received by the Trust had such sub-servicer not have such exceptional performance status (i.e. the standard default insurance rate of 98% of the insurance claim), the Master Servicer shall reimburse the relevant Guarantor directly for any such amount in accordance with the procedures under the Higher Education Act.

Section 3.12.

Special Programs.  The Master Servicer and the Administrator shall offer borrowers of the Trust Student Loans all special programs (e.g., interest rate reduction and rebates), whether or not in existence as of the date of this Agreement, generally offered to the obligors of similar loans owned by the Master Servicer, the Administrator or any of its Affiliates and serviced by the Master Servicer.

Section 3.13.

Financial Statements.  At any time that the Master Servicer is not an Affiliate of the Administrator, the Master Servicer shall provide to the Indenture Trustee and the Administrator (a) as soon as possible, and in no event more than 120 days after the end of each fiscal year of the Master Servicer, audited financials as at the end of and for such year and (b) as soon as possible, and in no event more than 30 days after the end of each quarterly accounting period of the Master Servicer, unaudited financials as at the end of and for such period.

Section 3.14.

Insurance.  The Master Servicer shall maintain or cause to be maintained insurance with respect to its property and business against such casualties and contingencies and of such types and in such amounts as is customary in the case of institutions of the same type and size.

Section 3.15.

Administration Agreement.  The Master Servicer agrees to perform all duties required of the Master Servicer under the Administration Agreement using that degree of skill and attention that the Master Servicer exercises with respect to its comparable business activities.

Section 3.16.

Lender Identification Number.  The Eligible Lender Trustee may permit trusts, other than the Issuer, established by the Depositor to securitize student loans, to use the Department lender identification number applicable to the Issuer if the master servicing agreements with respect to such other trusts include provisions substantially similar to this paragraph.  In such event, the Master Servicer (or the applicable sub-servicer) may claim and collect Interest Subsidy Payments and Special Allowance Payments with respect to Trust Student Loans and student loans in such other trusts using such common lender identification number.  Notwithstanding anything herein or in the Basic Documents to the contrary, any amounts assessed against payments (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) due from the Department to any such other trust using such common lender identification number as a result of amounts owing to the Department from the Issuer will be deemed for all purposes hereof and of the Basic Documents (including for purposes of determining amounts paid by the Department with respect to the student loans in the Trust and such other trust) to have been assessed against the Issuer and shall be deducted by the Administrator or the Master Servicer (or the applicable sub-servicer) and paid to such other trust from any collections made by them which would otherwise have been payable to the Collection Account for the Issuer.  Any amounts assessed against payments due from the Department to the Issuer as a result of amounts owing to the Department from such other trust using such common lender identification number will be deemed to have been assessed against such other trust and will be deducted by the Administrator or the Master Servicer (or the applicable sub-servicer) from any collections made by them which would otherwise be payable to the collection account for such other trust and paid to the Issuer.

Section 3.17.

Privacy and Information Security Provisions.  With respect to information that is “non-public personal information” (as defined in the GLB Regulations) that is disclosed or provided to the Master Servicer if other than WEF or a WEF Affiliate (or any sub-servicer) in connection with this Agreement, or any Basic Document to which the Master Servicer is a party, the Master Servicer (if other than WEF or a WEF Affiliate) agrees, subject to the terms hereof and the limitations of liability set forth herein, that in performing its obligations under this Agreement, the Master Servicer shall (or shall cause the applicable sub-servicer to) comply with all reuse, redisclosure, or other customer information handling, processing, security, notification and protection requirements under the GLB Regulations and other applicable federal and state consumer privacy laws, rules, and regulations.  Without limiting the foregoing, the Master Servicer (if other than WEF or an Affiliate of WEF) agrees that:

(i)

the Master Servicer is prohibited (and shall prevent the sub-servicers) from disclosing or using any “non-public personal information” (as defined in the GLB Regulations) disclosed or provided to the Master Servicer (or the sub-servicers), except solely to carry out the purposes for which it was disclosed, including use under an exception contained in 12 CFR sections 40.14 or 40.15 or 16 CFR sections 313.14 or 313.15, as applicable, of the GLB Regulations in the ordinary course of business to carry out those purposes; and

(ii)

the Master Servicer has implemented and will maintain (and shall cause the sub-servicers to implement and maintain) an information security program designed to meet the objectives of the Interagency Guidelines Establishing Standards for Safeguarding Customer Information, Final Rule (12 CFR Part 30, Appendix B) and the Federal Trade Commission’s Standards for Safeguarding Customer Information (16 CFR Part 314).

ARTICLE IV

Section 4.1.

Representations of Master Servicer.  The Master Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Trust Student Loans and appointing the Master Servicer as master servicer hereunder.  The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Trust Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

A.

Organization and Good Standing.  The Master Servicer is duly organized and validly existing as a corporation formed under the laws of the State of Delaware and in good standing under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to service the Trust Student Loans and to hold the Trust Student Loan Files as custodian.

B.

Due Qualification.  The Master Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Trust Student Loans as required by this Agreement) shall require such qualifications.

C.

Power and Authority.  The Master Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Master Servicer by all necessary action.  No registration with or approval of any governmental agency is required for the due execution and delivery by, and enforceability against, the Master Servicer of this Agreement.

D.

Binding Obligation.  This Agreement constitutes a legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms subject to bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and subject to equitable principles.

E.

No Violation.  The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the bylaws of the Master Servicer, or any indenture, agreement or other instrument to which the Master Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and the other Basic Documents); nor violate any law or, to the best of the Master Servicer’s knowledge, any order, rule or regulation applicable to the Master Servicer of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties.

F.

No Proceedings.  There are no proceedings or investigations pending, or, to the Master Servicer’s best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties:  (i) asserting the invalidity of this Agreement or any of the other Basic Documents to which the Master Servicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents to which the Master Servicer is a party, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents to which the Master Servicer is a party, or (iv) relating to the Master Servicer and which might adversely affect the Federal or State income tax attributes of the Notes.

Section 4.2.

Indemnities of Master Servicer.  The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement.

The Master Servicer shall pay for any loss, liability or expense, including reasonable attorneys’ fees, that may be imposed on, incurred by or asserted against the Issuer or the Eligible Lender Trustee by the Department pursuant to the Higher Education Act, to the extent that such loss, liability or expense arose out of, or was imposed upon the Issuer or the Eligible Lender Trustee through, the negligence, willful misfeasance or bad faith of or violation of any applicable law by the Master Servicer (or any sub-servicer acting on its behalf) in the performance of its obligations and duties under this Agreement or by reason of the reckless disregard of its obligations and duties (or those of any sub-servicer acting on its behalf) under this Agreement, where the final determination that any such loss, liability or expense arose out of, or was imposed upon the Issuer or the Eligible Lender Trustee through, any such negligence, willful misfeasance, bad faith or recklessness on the part of or violation of any applicable law by the Master Servicer (or such sub-servicer acting on its behalf) is established by a court of law, by an arbitrator or by way of settlement agreed to by the Master Servicer.  Notwithstanding the foregoing, if the Master Servicer is rendered unable, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters) to satisfy its obligations under this Agreement, the Master Servicer shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the other parties hereto, for so long as the Master Servicer remains unable to perform such obligation as a result of such event.

For purposes of this Section, in the event of the termination of the rights and obligations of Wachovia Education Finance Inc. (or any successor thereto pursuant to Section 4.3) as Master Servicer pursuant to Section 5.1, or a resignation by such Master Servicer pursuant to this Agreement, such Master Servicer shall be deemed to be the Master Servicer pending appointment of a successor Master Servicer pursuant to Section 5.2.

Liability of the Master Servicer under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement.  If the Master Servicer shall have made any payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.

Section 4.3.

Merger or Consolidation of, or Assumption of the Obligations of, Master Servicer.  The Master Servicer hereby agrees that, upon (a) any merger or consolidation of the Master Servicer into another Person, (b) any merger or consolidation to which the Master Servicer shall be a party resulting in the creation of another Person or (c) any Person succeeding to the properties and assets of the Master Servicer substantially as a whole, the Master Servicer shall (i) cause such Person (if other than the Master Servicer) to execute an agreement which states expressly that such Person assumes every obligation of the Master Servicer hereunder, (ii) deliver to the Eligible Lender Trustee and Indenture Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) cause the Rating Agency Condition to have been satisfied with respect to such transaction and (iv) cure any existing Master Servicer Default or any continuing event which, after notice or lapse of time or both, would become a Master Servicer Default.  Upon compliance with the foregoing requirements, such Person shall be the successor to the Master Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

Section 4.4.

Limitation on Liability of Master Servicer.  The Master Servicer shall not be under any liability to the Issuer, the Noteholders, the Administrator, the Eligible Lender Trustee or the Indenture Trustee except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement, for errors in judgment, for any incorrect or incomplete information provided by schools, borrowers, Guarantors and the Department, for the failure of any party to this Agreement or any other Basic Document to comply with its respective obligations hereunder or under any other Basic Document or for any losses attributable to the insolvency of any Guarantor; provided, however, that this provision shall not protect the Master Servicer against its obligation to purchase Student Loans from the Trust pursuant to Section 3.5 hereof or to pay to the Trust amounts required pursuant to Section 3.5 hereof or against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement.  The Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

Except as provided in this Agreement, the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action where it is not named as a party; provided, however, that the Master Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Noteholders. To the extent that the Master Servicer is required to appear in or is made a defendant in any legal action or other proceeding relating to the servicing of the Trust Student Loans, the Issuer shall indemnify and hold the Master Servicer harmless from all cost, liability or expense of the Master Servicer not arising out of or relating to the failure of the Master Servicer to comply with the terms of this Agreement.

Section 4.5.

Wachovia Education Finance Inc. Not to Resign as Master Servicer.  Subject to the provisions of Section 4.3, Wachovia Education Finance Inc. shall not resign from the obligations and duties hereby imposed on it as Master Servicer under this Agreement except upon determination that the performance of its duties under this Agreement are no longer permissible under applicable law.  Notice of any such determination permitting the resignation of Wachovia Education Finance Inc. shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice.  No such resignation shall become effective until the Indenture Trustee or a successor Master Servicer shall have assumed the responsibilities and obligations of Wachovia Education Finance Inc. in accordance with Section 5.2.

ARTICLE V

Section 5.1.

Master Servicer Default.  If any one of the following events (a “Master Servicer Default”) shall occur and be continuing:

(1)

any failure by the Master Servicer (i) to deliver (or to cause a sub-servicer to deliver) to the Indenture Trustee for deposit in the Trust Accounts any payment required by the Basic Documents to which the Master Servicer is a signatory or (ii) in the event that daily deposits into the Collection Account are not required, to deliver to the Administrator any payment required by the Basic Documents, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Master Servicer from the Eligible Lender Trustee, the Indenture Trustee or the Administrator or five Business Days after discovery of such failure by an officer of the Master Servicer; or

(2)

any failure by the Master Servicer duly to observe or to perform in any material respect any other covenant or agreement of the Master Servicer set forth in this Agreement or any other Basic Document to which the Master Servicer is a signatory, which failure shall (i) materially and adversely affect the rights of the Indenture Trustee, on behalf of the Noteholders, or the Noteholders and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Master Servicer by the Indenture Trustee, the Eligible Lender Trustee or the Administrator or (B) to the Master Servicer, the Indenture Trustee and the Eligible Lender Trustee by the Noteholders representing at least a majority of the Outstanding Amount of the Controlling Class; provided, however, that any breach of Sections 3.1, 3.2, 3.3 or 3.4 shall not be deemed a Master Servicer Default so long as the Master Servicer is in compliance with its repurchase and reimbursement obligations under Section 3.5; or

(3)

an Insolvency Event occurs with respect to the Master Servicer; or

(4)

any failure by the Master Servicer to comply with any requirements under the Higher Education Act resulting in a loss of its eligibility as a third-party servicer (or the failure of the Master Servicer to replace promptly any sub-servicer that has lost its eligibility as a third-party servicer);

then, and in each and every case, so long as the Master Servicer Default shall not have been remedied, either the Indenture Trustee, or the Noteholders of Notes evidencing not less than 50% of the Outstanding Amount of the Controlling Class, by notice then given in writing to the Master Servicer (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 3.5 and Section 4.2) of the Master Servicer under this Agreement.  As of the effective date of termination of the Master Servicer, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes or the Trust Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Master Servicer as may be appointed under Section 5.2.  The predecessor Master Servicer shall cooperate with the successor Master Servicer, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement, including the transfer to the successor Master Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or shall thereafter be received by it with respect to a Trust Student Loan.  All reasonable costs and expenses (including attorneys’ fees) incurred in connection with transferring the Trust Student Loan Files to the successor Master Servicer and amending this Agreement and any other Basic Documents to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master Servicer (other than the Indenture Trustee acting as the Master Servicer under this Section 5.1) upon presentation of reasonable documentation of such costs and expenses.  Upon receipt of notice of the occurrence of a Master Servicer Default, the Indenture Trustee shall give notice thereof to the Rating Agencies.  Notwithstanding the foregoing, the successor Master Servicer shall assume the rights of the predecessor Master Servicer under each related sub-servicing agreement and if there has been a breach of any such sub-servicing agreement that entitles the Master Servicer to terminate such agreement, the Master Servicer may terminate such agreement and enter into one or more  new sub-servicing agreements with one or more existing sub-servicers.

Section 5.2.

Appointment of Successor.

A.

Upon receipt by the Master Servicer of notice of termination pursuant to Section 5.1, or the resignation by the Master Servicer in accordance with the terms of this Agreement, the predecessor Master Servicer shall continue to perform its functions as Master Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the Indenture Trustee or a successor Master Servicer shall have assumed the responsibilities and duties of predecessor Master Servicer.  In the event of the termination hereunder of the Master Servicer, the Issuer shall appoint a successor Master Servicer acceptable to the Indenture Trustee, and the successor Master Servicer shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee.  In the event that a successor Master Servicer has not been appointed at the time when the predecessor Master Servicer has ceased to act as Master Servicer in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Master Servicer and the Indenture Trustee shall be entitled to the Master Servicing Fee.  Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution whose regular business shall include the servicing of student loans and with a net worth of at least $50,000,000, as the successor to the Master Servicer under this Agreement; provided, however, that such right to appoint or to petition for the appointment of any such successor Master Servicer shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

B.

Upon appointment, the successor Master Servicer (including the Indenture Trustee acting as successor Master Servicer) shall be the successor in all respects to the predecessor Master Servicer and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Master Servicer that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Master Servicer (which shall not exceed the Master Servicing Fee unless the Rating Agency Condition is satisfied with respect to such compensation arrangements) and all the rights granted to the predecessor Master Servicer by the terms and provisions of this Agreement; provided, that the successor Master Servicer shall assume no liability or responsibility for any acts, representations, obligations and covenants of any predecessor Master Servicer prior to the date that the successor Master Servicer becomes Master Servicer hereunder.

C.

Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Master Servicer pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor Master Servicer has been appointed and has assumed all the obligations of the Master Servicer in accordance with the terms of this Agreement and the other Basic Documents.

Section 5.3.

Notification to Noteholders.  Upon any termination of, or appointment of a successor to, the Master Servicer pursuant to this Article V, the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

Section 5.4.

Waiver of Past Defaults.  The Noteholders of Notes evidencing at least a majority of the Outstanding Amount of the Controlling Class may, on behalf of all Noteholders, waive in writing any default by the Master Servicer in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) or a default in making any required remittance to the Administrator in accordance with this Agreement.  Upon any such waiver of a past default, such default shall cease to exist, and any Master Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Administration Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE VI

Section 6.1.

Amendment.

A.

This Agreement may be amended from time to time by the parties hereto, without the consent of any Noteholder but with prior written notice to the Rating Agencies, for the purpose of (i)  curing any ambiguity, correcting or supplementing any provision which may be inconsistent with any other provision herein, the related prospectus or prospectus supplement or (ii) adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders other than any amendment described in clause C below; provided, however, that no such amendment described in either paragraph (i) or (ii) above shall materially adversely affect the interests of the Noteholders.

B.

An amendment will be deemed not to materially adversely affect the interests of any Noteholder if the party requesting the amendment obtains and delivers to the other parties hereto:

(i)

an Opinion of Counsel to that effect; or

(ii)

a letter from each Rating Agency to the effect that the amendment will not result in a qualification, downgrading or withdrawal of its then-current rating of any class of Notes.

C.

This Agreement may also be amended from time to time by the parties hereto, with the consent of Noteholders of at least a majority of the aggregate Outstanding Amount of the Controlling Class and with prior written notice to the Rating Agencies, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions herein or modifying in any manner the rights of the Noteholders; provided, however, that no amendment shall:

(i)

increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on or in respect of the Trust Student Loans or distributions which are required to be made for the benefit of the Noteholders, or change any Note Rate; or

(ii)

reduce the percentage of the aggregate Outstanding Amount of the Controlling Class, the consent of the holders which is required for any amendments to this Agreement,

without the consent of all holders of the Notes then Outstanding.

D.

It shall not be necessary for the consent of Noteholders pursuant to this Section 6.1, to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

E.

Promptly after the execution of any amendment to this Agreement, the Eligible Lender Trustee shall furnish written notification of the substance of such amendment to the Indenture Trustee and each of the Rating Agencies.

F.

Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement.  The Indenture Trustee may, but shall not be obligated to, execute and deliver such amendment which affects its rights, powers, duties or immunities hereunder.

Section 6.2.

Notices.  All notices hereunder shall be given by United States certified or registered mail, by facsimile or by other telecommunication device capable of creating written record of such notice and its receipt.  Notices hereunder shall be effective when received and shall be addressed to the respective parties hereto at the addresses set forth below, or at such other address as shall be designated by any party hereto in a written notice to each other party pursuant to this section.

If to the Master Servicer, to:

Wachovia Education Finance Inc.

11000 White Rock Road,

Rancho Cordova, California 95670

Attn:  Ricardo Ramirez

If to the Issuer, to:

Wachovia Student Loan Trust 2005-1

c/o Chase Bank USA, National Association

500 Stanton Christiana Road, FL3/OPS4

Newark, Delaware 19713

Attn:  Worldwide Securities Services

with a copy to:

Wachovia Bank, National Association

One Wachovia Center,

301 South College Street, NC 0610

Charlotte, North Carolina 28288

Attn:  David Mason

If to the Administrator, to:

Wachovia Bank, National Association

201 South College Street, NC 5578

Charlotte, North Carolina 28288

Attn:  ABS Deal Administration

If to the Eligible Lender Trustee, to:

Chase Bank USA, National Association

500 Stanton Christiana Road, FL3/OPS4

Newark, Delaware 19713

Attn:  Worldwide Securities Services

If to the Indenture Trustee, to:

Wells Fargo Bank, National Association

MAC#9311-161

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

Attn:  CTS/Asset-Backed Administration

Section 6.3.

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

Section 6.4.

Entire Agreement; Severability.  This Agreement constitutes the entire agreement among the Issuer, the Administrator, the Eligible Lender Trustee, the Indenture Trustee and the Master Servicer.  All prior representations, statements, negotiations and undertakings with regard to the subject matter hereof are superseded hereby.

If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remaining terms and provisions of this Agreement, or the application of such terms or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

SECTION 6.5.

GOVERNING LAW.  THE TERMS OF THIS AGREEMENT SHALL BE SUBJECT TO ALL APPLICABLE PROVISIONS OF THE HIGHER EDUCATION ACT AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES, HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 6.6.

Relationship of Parties.  The Master Servicer is an independent contractor and, except for the services which it agrees to perform hereunder, the Master Servicer does not hold itself out as an agent of any other party hereto.  Nothing herein contained shall create or imply an agency relationship among Master Servicer and any other party hereto, nor shall this Agreement be deemed to constitute a joint venture or partnership between the parties.

Section 6.7.

Captions.  The captions used herein are for the convenience of reference only and not part of this Agreement, and shall in no way be deemed to define, limit, describe or modify the meanings of any provision of this Agreement.

Section 6.8.

Nonliability of Directors, Officers and Employees of Master Servicer, the Eligible Lender Trustee, the Indenture Trustee and the Administrator.  No member of the board of directors or any officer, employee or agent of the Master Servicer, the Administrator, the Eligible Lender Trustee or the Indenture Trustee (or any Affiliate of any such party) shall be personally liable for any obligation incurred under this Agreement.

Section 6.9.

Assignment.  This Agreement may not be assigned by the Master Servicer except as permitted under Sections 4.3, 4.5 and 5.2 hereof.  This Agreement may not be assigned by the Administrator except as permitted under Sections 4.3 and 4.6 of the Administration Agreement.

Section 6.10.

Limitation of Liability of Eligible Lender Trustee and Indenture Trustee.

A.

Notwithstanding anything contained herein to the contrary, this Agreement has been signed by Chase Bank USA, National Association, not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall Chase Bank USA, National Association in its individual capacity or, except as expressly provided in the Trust Agreement, as Eligible Lender Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer or the Eligible Lender Trustee hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

B.

Notwithstanding anything contained herein to the contrary, this Agreement has been signed by Wells Fargo Bank, National Association not in its individual capacity but solely as Indenture Trustee, and in no event shall Wells Fargo Bank, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by their duly authorized officers as of October 31, 2005.

WACHOVIA EDUCATION FINANCE INC.,

as Master Servicer

By:  /s/ Ricardo Ramirez

Name:  Ricardo Ramirez

Title:  Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Administrator

By:  /s/ John M. Gordon

Name:   John M. Gordon

Title:    Vice President

WACHOVIA STUDENT LOAN TRUST 2005-1

By: CHASE  BANK USA, NATIONAL ASSOCIATION,

not in its individual capacity

but solely as Eligible Lender Trustee

By:  /s/  John Cashin

Name: John Cashin

Title:   Vice President

CHASE BANK USA, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee under an Amended and Restated Trust Agreement, dated as of November 29, 2005, among Wachovia Education Loan Funding LLC, Chase Bank USA, National Association, in its capacity as Eligible Lender Trustee and Wachovia Bank, National Association, in its capacity as Administrator

By:   /s/ John Cashin

Name:  John Cashin

Title:    Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee under an Indenture, dated as of November 29, 2005, among Wachovia Student Loan Trust 2005-1, Chase Bank USA, National Association, not in its individual capacity but solely as the Eligible Lender Trustee, and Wells Fargo Bank, National Association,  in its capacity as Indenture Trustee

By:  /s/ Marianna C. Stershic

Name:  Marianna C. Stershic

Title:    Vice President

ATTACHMENT A

SCHEDULE OF FEES

The Master Servicer will receive a Master Servicing Fee (the “Master Servicing Fee”).  The “Master Servicing Fee” for any month is an amount equal to 1/12th of 0.50% of the outstanding principal amount of the Trust Student Loans as of the first day of the preceding calendar month, plus any such amounts from prior Monthly Payment Dates that remain unpaid.  The Master Servicing Fee will be payable out of Available Funds and amounts on deposit in the Capitalized Interest Account (through the Distribution Date in July 2007) and the Reserve Account on the 25th day of each month (or, if any such date is not a Business Day, on the next succeeding Business Day), commencing on December 27, 2005 (each, a “Monthly Payment Date”).  On the December 2005 Monthly Payment Date, the Master Servicer shall receive pro rata portion of the Master Servicing Fee for the number of days in November from, and including, the Closing Date.

ATTACHMENT B

LOCATIONS

Wachovia Education Finance Inc.

11000 White Rock Road,

Rancho Cordova, California 95670

ACS Education Services, Inc.

One World Trade Center

Long Beach, California 90831

American Education Services

1200 North Seventh Street

Harrisburg, PA 17102

ATTACHMENT C

REPORTS

			Consolidation	Principal	Interest to
Deal	MonthEnd	799 Payment	Rebate Fees	Balance	Be Capitalized	WAC	WAM	Loans	Borrowers
WSLT2005-1	31-Mar-06	$	$	$	$	%

Deal	MonthEnd	Financial Type	Begin Balance	Regular Cash Activity	Guarantor	Non-Cash	Capitalized Interest	Accrual	End Bal
WSLT2005-1	31-Mar-06	Borrower Interest	$	($ )	($ )	($ )	($ )	($ )	($ )
WSLT2005-1	31-Mar-06	Government Interest	$	($ )	($ )	($ )	($ )	($ )	($ )
WSLT2005-1	31-Mar-06	Late Charges	$	($ )	($ )	($ )	($ )	($ )	($ )
WSLT2005-1	31-Mar-06	Loans Purchased	$	($ )	($ )	($ )	($ )	($ )	($ )
WSLT2005-1	31-Mar-06	Principal	$	($ )	($ )	($ )	($ )	($ )	($ )

Deal	Status	WAC	WAM	loans	balance
WSLT2005-1	InSchool				$
WSLT2005-1	Grace				$
WSLT2005-1	Current				$
WSLT2005-1	Overpaid				$
WSLT2005-1	30 - 59				$
WSLT2005-1	60 - 89				$
WSLT2005-1	90 - 119				$
WSLT2005-1	120 - 149				$
WSLT2005-1	150 - 179				$
WSLT2005-1	180 - 209				$
WSLT2005-1	210 - 239				$
WSLT2005-1	240 - 269				$
WSLT2005-1	270 - 299				$
WSLT2005-1	300 - 329				$
	330 +				$
WSLT2005-1	Deferral				$
WSLT2005-1	Forebearance				$
WSLT2005-1	FiledClaims				$
WSLT2005-1	RejectedClaims				$

Reserve
Begin Bal	Earnings	Distributions	Withdrawn	End Bal
$	$	$	$	$

Collections						Other
Begin Bal	Cash Deposits	Distributions	Reserve Earnings	Earnings Deposited	End Bal	Adjustments
$	$	$	$	$	$	$

Capitalized Int
Begin Bal	Earnings	Distributions	Withdrawn	End Bal
$	$	$	$	$

Add-On
Begin Bal	Earnings	Loan Purchases	End Bal
$	$	$	$

ATTACHMENT D

TRUST STUDENT LOAN SCHEDULE

[will be provided by electronic mail due to the size of the document]